UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2008
AMDL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16695	33-0413161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2492 Walnut Avenue, Suite 100 Tustin, California		92780-7039

(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (714) 505-4460
N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01 Regulation FD Disclosure.
On July 3, 2008 we posted an investor presentation with guidance information on our website, www.amdl.com. On July 3, 2008 we issued a press release announcing the posting of this information.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1 Powerpoint presentation posted on www.amdl.com (furnished pursuant to Item 7.01)
99.2 Press Release dated July 3, 2008 announcing same (furnished pursuant to Item 7.01)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMDL, INC.
By:	/s/ Gary L. Dreher
	Name:	Gary L. Dreher
	Title:	President and Chief Executive Officer

Dated: July 3, 2008

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Powerpoint presentation posted on www.amdl.com (furnished pursuant to Item 7.01)
99.2	Press Release dated July 3, 2008 announcing same (furnished pursuant to Item 7.01)